Investor Presentation Investor Presentation June 2012 June 2012 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions;
(ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in
Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii)
competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-
Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance
Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended
December 31, 2011 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended March 31, 2012 is based on preliminary unaudited data and is subject to change.

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 50 bank holding company in
the U.S.)
•
$25 billion in total loans
•
$27 billion in total deposits
•
279 branches serving customers in Puerto Rico, New
York, California, Florida, Illinois, U.S. Virgin Islands,
and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $1.47 billion
Source: Company filings, SNL Financial
Note: Financial data as of March 31, 2012
1
As of June 1, 2012
Summary Corporate Structure
Assets = $37.0bn
Popular
Mortgage,
Inc.
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $28.0bn
Assets = $8.7bn
Banco Popular
North America
Puerto Rico operations
Selected equity investments
(first
two under “corporate” segment and third under
PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes outsourcing
49% stake
2011 EBITDA of $115mm
Dominican Republic bank
19.99% stake
4Q2011 total assets
~$3.1bn
PRLP 2011 Holdings
Construction and
commercial loans vehicle
24.9% stake

1

P.R. Franchise Value Built Over 118 Years
Category Market Position as of
Q4 2011
Market Share
as of  Q4 2011
Top Competitor
Institution/Group Share
Total Deposits (Net of Brokered) 1 40% Credit Unions 12%
Total Loans 1 35% FirstBank 16%
Commercial & Construction Loans 1 40% FirstBank 22%
Credit Cards 1 45% MBNA 28%
Mortgage Loan Production 1 33% Scotiabank 13%
Personal Loans 2 32% Credit Unions 52%
Auto Loans/Leases 3 16% Reliable 25%
Assets Under Management 3 13% UBS 48%
Mortgage Loan Servicing Portfolio 1 $22.5B Doral $7.8B
•
Indisputable, sustained market leadership
Total Deposits (Net of Brokered)
Total Loans
Market Share Trend (2000 – 2011)
Source:  Puerto Rico Office of the Commissioner
of Financial Institutions

Source:  Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports

Where we are and where we are heading
2011/2012
Focus on credit quality
• Sale of commercial and construction loans
• Strengthening of collections and special
loans areas
Efficiency
• Process redesign
• Voluntary retirement window
• Branch consolidation plan
Asset acquisition
• Residential mortgages
• Consumer credits
BPNA
• Focus on community banking business
• Rebranding “Popular Community Bank”
• Continued attention to credit quality and
expenses
P.R. economy stabilizing, (GNP
forecast +1.1% for fiscal 2013)
P.R. banking assets declining
Credit environment, though
improving, remains challenging
More regulation; heightened
scrutiny
Additional intra-market
consolidation possible
Moderate recovery in U.S. economy

P.R. Banking Market:  Assets and Non-Accruing Loans
$ in billions

Loan Portfolio Composition-
(Held in Portfolio- Q1 2012)

Loans with an FDIC guarantee amount to 17% of all loans…
% of
Total
Construction $175 $61 $236 1%
C&I 2,953 805 3,758 15%
Commercial Multi family 110 693 803 3%
CRE- Owner Occupied 2,088 578 2,666 11%
CRE- Non-Owner Occupied 1,279 1,363 2,642 11%
Leasing 543 543 2%
Consumer 2,952 683 3,635 15%
Legacy 604 604 2%
Mortgage 4,760 831 5,591 23%
Total Non-Covered 14,860 5,618 20,478 83%
Covered Loan- WB 4,222 -   4,222 17%
Total $19,082 $5,618 $24,700 100%
($ in millions) PR US Total

Consolidated Credit Summary (Excluding  Covered Loans)
•
Total Loans remained relatively flat
•
NPLs decreased for the second consecutive
quarter driven primarily by lower levels in all
portfolios
•
US construction     $32 million
•
PR commercial      $10 million
•
PR mortgage      $16 million
•
NCOs  declined due to positive variances in
commercial and construction, offset in part
by increases in mortgage
•
Reduction in NCO ratio from 2.46% in
Q4 2011 to 2.13% in  Q1 2012
•
Provision for loan losses in Q1 2012 was
down 33% compared to the Q4 2011
•
Allowance to loans & allowance coverage
ratio remained relatively flat
$ in millions
Q1 12 Q4 11
Q1 12 vs
  Q4 11
Q1 11
Q1 12 vs
Q1 11
Loans Held to Maturity (HTM) $20,479 $20,602 -0.60% $20,677 -0.96%
Loans Held for Sale 362              363              -0.28% 570            -36.49%
Total Non Covered Loans 20,841 20,965 0.60% 21,247 -1.91%
Non-performing loans (NPLs) $1,682 $1,738 -3.21% $1,614 4.21%
Commercial $819 $830 -1.33% $700 17.00%
Construction $70 $96 -27.08% $127 -44.88%
Legacy $79 $76 3.95% $150 -47.33%
Mortgage $667 $687 -2.91% $578 15.40%
Consumer $47 $49 -4.08% $59 -20.34%
NPLs HTM to loans HTM 8.21% 8.44% -0.23% 7.80% 0.41%
Net charge-offs (NCOs) 108 126 -14.29% 139 -22.30%
Commercial $54 $71 -23.94% $56 -3.57%
Construction $0 $5 -100.00% $9 -100.00%
Legacy $4 $6 -33.33% $20 -80.00%
Mortgage $17 $9 88.89% $8 112.50%
Consumer $33 $35 -5.71% $46 -28.26%
NCOs to average loans HTM 2.13% 2.46% -0.33% 2.74% -0.61%
Provision for loan losses (PLL) 83 124 -33.06% 60 38.33%
PLL to total loans HTM 1.62% 2.41% -0.79% 1.16% 0.46%
PLL to NCOs 0.76x 0.98x -0.22x 0.43x 0.33x
Allowance for loan losses (ALL) 665 690 -3.62% 727 -8.53%
ALL to loans (excl. LHFS)
3.25% 3.35% -0.10% 3.52% -0.27%
ALL to NPLs HTM 39.53% 39.73% -0.20% 45.07% -5.54%

Capital Ratios

1
Peers include:  CMA, HBAN, ZION, FNFG, PBCT, SNV, FHN, BOKF, ASBC & FBP
2
See the earnings press release for reconciliation of  Common Stockholders Equity  (GAAP) to Tier 1 Common
Equity (Non-GAAP)
3
Minimum Regulatory Requirements for Well Capitalized
4
Peer  & CCAR ratios are as of December 31, 2011
•
Strong capital ratios above CCAR banks and peers (1) (4)
•
Favorable stress-test results in exercise similar to CCAR, with capital ratios higher than peers and
CCAR banks
5%
6%
10%
12.53%
16.51%
17.79%
8.83%
11.18
13.76
16.24
9.15
10.65
12.98
15.70
7.01
3
3
3

Q1 2012 Highlights
•
Net income for the quarter amounted to $48.4 million; our fifth consecutive profitable quarter
•
Continued improvement in credit quality trends in non-covered portfolio
NPLs declined by $56 million
NPL inflows (commercial and construction) declined by 21%
Net charge-offs decreased by $18 million
•
Provision for non-covered loans declined by $41.4 million
•
Newly created Commercial Credit Administration Group consolidates several divisions performing commercial credit management and administrative functions
•
Maintained strong revenue generation, robust margins and further strengthened capital ratios

Summary & Outlook

2012 Strategy
•
Further improve credit risk profile
•
Add low-risk assets
•
Continue efficiency efforts
•
Continue improvement at BPNA
Well positioned to deliver results in 2012
•
Strong revenues and improving  credit trends
•
Robust capital position which is further
improving

Appendix Appendix

P.R. Economic Overview
•
•
•
Housing Stimulus: $235 million (extended through
12/31/12): 12 -month new home sales through
February 2012 in PR  rose 25.9%  vs. a decline  2.2%
in the US
Tourism Projects: $1.1B (30 projects, St. Regis, Ritz)
Public/Private Partnerships (PPPs): $1.4B billion toll
roads, $878 million schools, LMM Airport scheduled
for  June 2012
•
GDP – Composition by sector Recent Trends
•
•
Real GNP Growth (%)
Source: Government Development Bank of PR bgfpr.com
2011 GDP- $98.8B
46.4%
13.3%
12.5%
8.6%
8.0%
6.0%
2.9%
1.7%
0.6%
Manufacturing
Finance, insurance and
Services
Government
Trade
Tourism
Transportation and
other public utilities
Construction and Mining
Agriculture
real estate
(5.0)
(4.0)
(3.0)
(2.0)
(1.0)
0.0
1.0
2.0
3.0
4.0
Economy is showing signs of improvement;  the Commonwealth’s official economic forecast is +0.9% (fiscal 2012) and  +1.1%
(fiscal 2013)
In the last several quarters, indicators such as retail and auto sales, home sales, cement sales among others have improved
Approaching a balanced
budget:
projected fiscal 2013
budget deficit  of $333 million, smallest since 2004 and is
expected to be balanced by fiscal 2014
Tax relief for
individuals:
comprehensive tax reform has cut
taxes on individuals by 25%, financed primarily with a tax on multinational (U.S.) corporations with local operations
Investment spending
stabilizing:
Unemployment rate 15%, lowest since March 2007
Corporate rate reduced from 41% to 30%

Financial Results

$ in thousands (except per share data) Q1 2012 Q4 2011
1
Variance
Net interest income $337,582 $344,780 ($7,198)
Service fees & other oper. income 129,710 113,848 15,862
Gain on sale of investments, loans & trading profits
9,453 18,064 (8,611)
Total revenues before FDIC (expense) income
476,745 476,692 53
FDIC loss-share (expense) income
(15,255) 17,447 (32,702)
Gross revenues
461,490 494,139 (32,649)
Provision for loan losses- non covered loans 82,514 123,908 (41,394)
Provision for loan losses- covered loans
18,209 55,900 (37,691)
Total provision for loan losses
100,723 179,808 (79,085)
Net revenues
360,767 314,331 46,436
Personnel costs
121,491 124,547 (3,056)
Other operating expenses 174,676 186,546 (11,870)
Total operating expenses
296,167 311,093 (14,926)
Income before Tax
64,600 3,238 61,362
Income Tax
16,192 263 15,929
Net income $48,408 $2,975 $45,433
Financial Ratios
EPS
2
$0.05 $0.00 $0.05
NIM 4.27% 4.30% -0.03%
1
¹
Unaudited
EPS amounted to $0.46 in Q1 2012 and $0.02 in Q4 2011 after the 1-for-10 reverse stock split effected on May 29, 2012.
2

13 ¹ Unaudited
Significant Quarterly Variances
(1)
Net interest income ($7,198)
Service fees & other
oper. income
15,862
FDIC loss-share income
(expense)
(32,702)
Provision for loan losses
- non covered loans
(41,394)
Provision for loan losses-
covered loans
(37,691)
Personnel costs (3,056)
Other operating expenses (11,870)
Due to lower provisioning requirements
Driven by lower pension costs and salaries, mostly due to the retirement window but partially offset by payroll taxes, incentives and other benefits
Driven by lower business promotion ($6.4 million)  and a benefit from lower provision for unfunded credit commitments ($9.5 million), partially offset by higher OREO expenses ($4.3 million)
$25.2 million principally due to 80% mirror accounting from the decrease in provision for loan losses of covered loans
$13.6 million from the covered portfolio related to certain pools of mortgage loans with lower interest accretion in Q1 (extended average life estimates) offset by lower interest expense on deposits and repayment of FDIC note ($6.3 million)
$9.5 million  higher other income mainly due to valuation in investments accounted for under the equity method and $5.9 million in other service fees (MSR valuation $11.5 million)
$17.9 million lower net charge offs and $25.3 million  attributed to the revision of the ALLL methodology for commercial and
construction (US $17.8 million & PR $7.5 million)

P.R.  & US Business

1
Excludes covered loans
$ in millions (Unaudited) Q1 12 Q4 11 Variance Q1 12 Q4 11 Variance
Net Interest Income $290 $299 ($9) $74 $73 $1
Non Interest Income 114 136 (22) 16 21 (5)
Gross Revenues 404 435 (31) 90 94 (4)
Provision (non-covered) 68 88 (20) 15 36 (21)
Provision (covered WB) 18 56 (38) - - -
Provision for loan losses 86 144 (58) 15 36 (21)
Expenses 234 253 (19) 65 60 5
Tax Expense 17 4 13 1 1 (0)
Net Income (Loss) $67 $34 $33 $9 ($3) $12
NPLs  (HTM) ¹ $1,343 $1,371 ($28) $338 $366 ($28)
NPLs  (HTM + HFS) ¹ 1,570 1,620 (50) 344 379 (35)
Loan loss reserve 586 578 8 217 237 (20)
Assets $28,027 $28,423 ($396) $8,665 $8,581 $84
Loans  (HTM) 19,053 19,159 (106) 5,618 5,762 (144)
Loans  (HTM + HFS) 19,406 19,507 (101) 5,626 5,778 (152)
Deposits 21,040 21,850 (810) 6,247 6,168 79
NIM 4.90% 4.97% -0.07% 3.78% 3.68% 0.10%
PR US

Commercial & Construction NPL Inflows
Credit Quality Overview -
•
Total commercial and construction NPL
inflows decreased by $37 million or 21%
driven by decreases in both PR and the US
In PR, commercial and construction NPL inflows
decreased by $8 million or 8%
In the US, commercial and construction NPL
inflows decreased by $29 million or 38%
15
Selected Portfolios
Total PR Mortgage Exposure – Owned + Recourse
•
On-balance sheet mortgage loans
Loans sold with recourse
•
Recourse balance is down $1.1 billion or 26%
since 4Q 2009
90+ days past due percentage delinquency has
decreased by
14%
from its peak in Q3 2010
$
$
Portfolio key statistics:
Total  PR mortgage exposure includes both:
$119
$161
$149
$174
$133
$116
$223
$101
$93
$147
$104
$109
$136
$61
$79
$77
$77
$48
0.00
50.00
100.00
150.00
200.00
250.00
300.00
350.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
PR Inflows US Inflows

Methodology
ASC 450
General Reserve- ASC 450 (FAS 5) + Specific
Reserve-
ASC 310 (FAS 114) = Total ALLL
Changes
Implemented
•
Revised to a more granular segmentation based on credit-risk characteristics
–
Enhances homogeneity of portfolios
•
Changed trend factor to 12 months for commercial and construction portfolios
–
Improves the methodology’s ability to calibrate the impact of current loss trends
•
Implementation resulted in a net reduction of approximately $25 million in ALLL balance
(mostly in the US)
Allowance for Loan and Lease Losses (ALLL)
•
Base loss - 36-month average net charge-offs for commercial/construction portfolios and
18-month average net charge-offs for consumer/mortgage portfolios
•
Trend factor-
Replaces base-loss period with 6-month average net charge-off when  it is higher than base loss (up to determined cap)
•
Environmental factor - Captures certain credit / economic trends and factors not considered in the base losses
•
General reserve - Based on historical losses adjusted for a recent trend factor +
environmental factor
•
Specific reserve - Attributed to loans deemed impaired (mostly commercial loans over $1mm)

Coverage Ratio
1 Allowance to Loan Losses / Non-performing Loans
2 Allowance to Loan Losses + Lifetime Charge-offs / Non-performing Loans
3
Includes Legacy loans
The coverage ratio of 39.5% does not take into account the high percentage of individually analyzed loans and lifetime charge-offs
17
Total NPLs
$1,682
Individually Analyzed
$849
Coverage Ratio (CR)
1
: 3%
Adjusted Coverage Ratio (ACR)
2
: 33%
Collectively Analyzed
$833
Coverage Ratio (CR)
1
: 76%
Adjusted Coverage Ratio (ACR)
2
: 104%
Mort. Comm.
3
Const.
3
Cons. Mort. Comm.
3
Const.
3
Cons.
NPLs $239 $510 $90 $9 $428 $358 $9 $39
Lifetime NCOs $4 $166 $80 $0 $84 $130 $18 $0
Reserve $16 $11 $1 $1 $109 $349 $17 $161
CR 7% 2% 1% 15% 26% 97% 198% 414%
ACR 8% 35% 90% 15% 45% 133% 410% 414%
$ in millions

Credit Ratings Update
•
Our senior unsecured ratings have been gradually improving since 2010:
Moody’s: Ba1 Negative Outlook
S&P: B+ Stable Outlook
Fitch: B+ Positive Outlook
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOPs outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to Regional banks
•
July 2011: S&P raised our senior unsecured rating by one notch to B+
•
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings
18